                                                                   EXHIBIT 23.06

                       CONSENT OF JUPITER COMMUNICATIONS


          We hereby consent to the inclusion of certain industry data and the use of our name in connection therewith in the "Business" section of this Registration Statement on Form S-1 (Registration No. 333-27323) of At Home Corporation.


                                     /s/ Michelle Kuester
                                     ------------------------------
                                     JUPITER COMMUNICATIONS

Date:      7-2
      _____________, 1997